UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 27, 2022
Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)
Maryland
001-35236
27-3269228
(State or Other Jurisdiction of Incorporation) (Commission File Number) (IRS Employer Identification No.)
3305 Flamingo Drive
,
Vero Beach
,
Florida
32963
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number,

including area code
(
772
)
231-1400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:
Trading symbol:

Name of each exchange

on which registered:
Common Stock, par value $0.01 per share
ORC
NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of

1934 (§240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02. Results of Operations and Financial Condition.
On October 27, 2022, Orchid Island Capital, Inc. (the “Company”)

issued the press release attached hereto as Exhibit 99.1 announcing the Company’s results of operations

for the period ended September 30, 2022. In addition, the Company posted supplemental financial information

on the investor relations section of its website (https://ir.orchidislandcapital.com).

The press release, attached as Exhibit
99.1, is being furnished under this “Item 2.02 Results of Operations and

Financial Condition,” and shall not be deemed “filed”

for
purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure
document of the Company,

except as shall be expressly set forth by specific reference in such document.
Item 8.01 Other Events
In a Form 8-K filed with the Securities and Exchange Commission (the

“SEC”) on October 12, 2022 (the “Original 8-K”), the
Company announced the approval by its board of directors of an increase to its previously announced stock repurchase program (the
“Repurchase Program”) for up to an additional 4,300,000 shares of the Company’s common stock.

The total number of shares
authorized under the Repurchase Program immediately after the increase was 6,183,601 shares, representing approximately 18% of
the Company’s then-outstanding

shares of common stock.

The Original 8-K incorrectly stated that the total authorization under the
Repurchase Program after the increase was 5,046,499 shares,

representing approximately 15% of the Company’s

then-outstanding
shares of common stock.

Caution About Forward-Looking Statements.

This Current Report on

Form 8-K contains forward-looking

statements within the

meaning of the Private

Securities Litigation Reform
Act

of

1995

and

other

federal

securities

laws,

including,

but

not

limited

to,

statements

regarding

interest

rates,

inflation,

liquidity,
pledging

of our

structured

RMBS, funding

levels and

spreads, prepayment

speeds,

portfolio

positioning

and repositioning,

hedging
levels, dividends,

growth, the supply

and demand for

Agency RMBS and

the performance of

the Agency RMBS

sector generally,

the
effect of

actual or

expected actions

of the

U.S. government,

including the

Federal Reserve,

market expectations,

future opportunities
and prospects of

the Company,

the stock repurchase

program and general

economic conditions. These

forward-looking statements are
based upon

the Company’s

present expectations,

but the

Company cannot

assure investors

that actual

results will

not vary

from the
expectations contained in

the forward-looking statements. Investors

should not place undue

reliance upon forward-looking

statements.
For further

discussion of

the factors

that could

affect

outcomes, please

refer to

the “Risk

Factors” section

of the

Company's Annual
Report on

Form 10-K for

the fiscal year

ended December

31, 2021, which

has been filed

with the SEC,

and other

documents that

the
Company

files

with

the

SEC.

All

forward-looking

statements

speak

only

as

of

the

date

on

which

they

are

made.

New

risks

and
uncertainties arise over

time, and it is

not possible to predict

those events or how

they may affect

the Company.

Except as required by
law,

the Company

is not obligated

to, and

does not

intend to,

update or

revise any

forward-looking statements,

whether as a

result of
new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibits
Exhibit No. Description
99.1
Press Release dated October 27, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of

the Securities Exchange Act of

1934, the Registrant has duly

caused this report to be

signed on its behalf
by the undersigned hereunto duly authorized.
Date: October 27, 2022

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer